                                                               EXHIBIT 23.1




                     CONSENT OF INDEPENDENT ACCOUNTANTS
                     ----------------------------------


We hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statements on Form S-3 (Nos. 333-60913 and 333-65067) of Toyota Motor Credit Corporation of our report dated October 30, 1998 appearing on page 29 of this Form 10-K.


/S/ PRICEWATERHOUSECOOPERS LLP



Los Angeles, California
February 22, 1999